Page 29 of 31 Pages

                                                                    EXHIBIT 99.5

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and any amendments thereto, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated February 2, 2007.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: April 4, 2007

                                       BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                       By: Barington Companies Investors, LLC,
                                           its general partner

                                       By: /s/ James A. Mitarotonda
                                           ------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Managing Member

                                       BARINGTON COMPANIES INVESTORS, LLC

                                       By: /s/ James A. Mitarotonda
                                           ------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Managing Member

                                       BARINGTON INVESTMENTS, L.P.
                                       By: Barington Companies Advisors, LLC,
                                           its general partner

                                       By: /s/ James A. Mitarotonda
                                           ------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Managing Member

                                       BARINGTON COMPANIES ADVISORS, LLC

                                       By: /s/ James A. Mitarotonda
                                           ------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Managing Member

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                                                             Page 30 of 31 Pages

                                       BENCHMARK OPPORTUNITAS FUND PLC
                                       By: Barington Offshore Advisors, LLC

                                       By: /s/ James A. Mitarotonda
                                           ------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Authorized Signatory

                                       BARINGTON OFFSHORE ADVISORS, LLC

                                       By: /s/ James A. Mitarotonda
                                           ------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Managing Member

                                       BARINGTON COMPANIES OFFSHORE FUND, LTD.

                                       By: /s/ James A. Mitarotonda
                                           ------------------------
                                       Name:  James A. Mitarotonda
                                       Title: President

                                       BARINGTON OFFSHORE ADVISORS II, LLC

                                       By: /s/ James A. Mitarotonda
                                           ------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Managing Member

                                       BARINGTON CAPITAL GROUP, L.P.
                                       By: LNA Capital Corp., its general
                                           partner

                                       By: /s/ James A. Mitarotonda
                                           ------------------------
                                       Name:  James A. Mitarotonda
                                       Title: President and CEO

                                       LNA CAPITAL CORP.

                                       By: /s/ James A. Mitarotonda
                                           ------------------------
                                       Name:  James A. Mitarotonda
                                       Title: President and CEO

                                                             Page 31 of 31 Pages

                                       /s/ James A. Mitarotonda
                                       ------------------------
                                       James A. Mitarotonda

                                       RJG CAPITAL PARTNERS, L.P.

                                       By: RJG Capital Management, LLC,
                                           its general partner

                                       By: /s/ Ronald J. Gross
                                           -------------------
                                       Name:  Ronald J. Gross
                                       Title: Managing Member

                                       RJG CAPITAL MANAGEMENT, LLC

                                       By: /s/ Ronald J. Gross
                                           -------------------
                                       Name:  Ronald J. Gross
                                       Title: Managing Member

                                       /s/ Ronald J. Gross
                                       -------------------
                                       Ronald J. Gross